EXHIBIT 10.1

                               ARTICLES OF MERGER

The following articles of merger are being submitted in accordance with section(s) 607.1109,608.4382, and/or 620,203, Florida Statutes.

FIRST: The exact name, street address of its principal office, jurisdiction, and entity type for each merging party are as follows:

Name and Street Address                                    Jurisdiction               Entity Type
-----------------------                                    ------------               -----------

1. Worldwide Film Funding, Inc.                            FL                         C Corp
   433 Plaza Real, Suite 275
   Boca Raton, FL 33432

Florida document/Registration Number: P03000077763         FEI Number: 20-00091660

2. Worldwide Film Funding Partners, LLC
   330 PGA Blvd, Suite 410
   Palm Beach Gardens, FL 33410

Florida document/Registration Number: L03000007806         FEI Number: 41-2087295

3.

Florida document/Registration Number:                      FEI Number:

4.

Florida Document/Registration Number:                      FEI Number


                         (Attach additional sheet(s) if necessary)

SECOND: The exact name, street address of its principal office, jurisdiction, and entity type of the survivin party are as follows:

Name and Street Address                                    Jurisdiction               Entity Type
-----------------------                                    ------------               -----------

Worldwide Film Funding, Inc.                               FL                         C Corp
433 Plaza Real, Suite 275
Boca Raton, FL 33432

Florida document/Registration Number: P03000077763         FEI Number: 20-00091660


THIRD: The attached Plan of Merger meets the requirements of section(s) 607.1108, 608.438, 617.1103, and/for 620.201, Florida Statutes, and was approved by each domestic corporation, limited liability company, partnership and/or limited partnership that is a party to the merger in accordance with Chapter(s) 607, 617, 608, and/or 620 Florida Statutes.

FOURTH: If applicable, the attached Plan of Merger was approved by the other business entity(ies) that is/are party(ies) to the merger in accordance with the respective laws of all applicable jurisdictions.

FIFTH: If not incorporated, organized, or otherwise formed under the laws of the state of Florida, the surviving entity hereby appoints the Florida Secretary of State as its agent for substitute service of process pursuant to Chapter 48, Florida Statutes, in any proceeding to enforce any obligation or rights of any dissenting shareholders, partners, and/or members of each domestic corporation, partnership, limited partnership and/or limited liability company that is a party to the merger.

SIXTH: If not incorporated, organized, or otherwise formed under the laws of the state of Florida, the surviving entity agrees to pay the dissenting share holders, partners, and or members of each domestic corporation, partnership, limited partnership and/or limited liability company that is a party to the merger the amount, if any to which they are entitled under section(s) 607.1302, 620.205, and/or 608.4384, Florida Statutes.

SEVENTH: if applicable, the surviving entity has obtained, the written consent of each shareholder, member or person that as a result of the merger is now a general partner of the surviving entity pursuant to section(s) 607.1108(5), 608.4381(2), and/or 620.202)(2), Florida Statutes.

EIGHTH: The merger is permitted under the respective laws of all applicable jurisdictions and is not prohibited by the agreement of any partnership or limited partnership or the regulations or articles of organization of any limited liability company that is a party to the merger.

NINTH:   The merger shall become effective as of:

         The date the Articles of Merger are filed with Florida Department of State

         OR

         O9/08/03
         --------
         (Enter specific date. NOTE: Date cannot be prior to the date of filing.)

TENTH: The Articles of Merger comply and were executed in accordance with the laws of each party's applicable jurisdiction.

ELEVENTH: SIGNATURE(S) FOR EACH PARTY:

(Note: Please see instructions for required signatures.)

Name of Entity       Signature              Typed or Printed Name of Individual
--------------       ---------              -----------------------------------
Worldwide Film       /s/ Gary J. Gordon     Gary J. Gordon
Funding, Inc.

Worldwide Film       /s/ Darren Silverman   Darren Silverman
Funding Partners,
LLC

                         (Attach additional sheet(s) if necessary)

                                 PLAN OF MERGER

The following plan of merger, which was adopted and approved by each party to the merger in accordance wif section(s) 607.1107, 617.1103, 608.4381, and/or 620.202, is being submitted in accordance with section(s) 607.1108, 608.438, and/or 620.201, Florida Statutes.

FIRST: The exact name and jurisdiction of each merging party are as follows:

Name                                        Jurisdiction
----                                        ------------

Worldwide Film Funding, Inc.                FL

Worldwide Film Funding Partners, LLC        FL

SECOND: The exact name and jurisdiction of the surviving party are as follows:

Name                                        Jurisdiction
----                                        ------------

Worldwide Film Funding, Inc.                FL

THIRD: The terms and conditions of the merger are as follows:

Worldwide Film Funding, Inc. shall assume all liabllities and debts and acquire all the assets of Worldwide Film Funding Partners, LLC. The title to all property is vested in Worldwide Film Funding, Inc., without reversion or impairment.

                         (Attach additional sheet(s) if necessary)

FOURTH:

A. The manner and basis of converting the interests, shares, obligations or other securities of each merged party into the interests, shares, obligations or other securities of the survivor, in whole or in part, into cash or other property are as follows:

         Each membership interest in Worldwide Film Funding Partners, LLC shall be converted into one share of common stock of Worldwide Film Funding,, Inc.

B. The manner and basis of converting rights to acquire interests, shares obligations or other securities of each merged party into rights to acquire interests, shares, obligations or other securities of the surviving entity, in whole or in part, into cash or other property are as follows:

         There are no rights to acquire interests, shares obligations or other securities of the surviving entity or merged party.

                         (Attach additional sheet(s) if necessary)

FIFTH: If a partnership or limited partnership is the surviving entity, the name(s) and address(es) of the general partner(s) are as follows:

                                                   If General Partner is a Non-Individual,
Name(s) and Address(es) of General Partner(s)      Florida Document/Registration Number
---------------------------------------------      ------------------------------------

                 N/A


SIXTH: If a limited liability company is the surviving entity the name(s) and address(es) of the manager(s) managing members are as follows,

                 N/A

SEVENTH: All statements that are required by the laws of the jurisdiction(s) under which each Non-Florida business entity that is a party to the merger is formed, organized, or incorporated are as follows:

                 N/A

EIGHTH: Other provisions, if any, relating to the merger:

                         (Attach additional sheet(s) if necessary)